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                                                                    Exhibit 23.1

                              Accountants' Consent

The Board of Directors
Lexington Corporate Properties, Inc.


      We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                       /s/ KPMG PEAT MARWICK LLP
                                       ----------------------------------------
                                           KPMG PEAT MARWICK LLP

New York, New York


November 24, 1997